Janus Investment Fund

Janus Fund
Janus Triton Fund
Janus Venture Fund

Supplement dated May 13, 2013
to Currently Effective Prospectuses

The following replaces the corresponding information for each of Janus Fund, Janus Triton Fund, and Janus Venture Fund (each, a “Fund”) as noted below.

1. The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Fund’s Prospectuses:

Portfolio Manager:  Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since May 2011.

2. The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Triton Fund’s Prospectuses:

Portfolio Manager:  Jonathan D. Coleman, CFA, Co-Chief Investment Officer of Janus Capital (through September 2013), is Portfolio Manager of the Fund, which he has managed since May 2013.

3. The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Venture Fund’s Prospectuses:

Portfolio Managers:  Jonathan D. Coleman, CFA, Co-Chief Investment Officer of Janus Capital (through September 2013), is Co-Portfolio Manager of the Fund, which he has co-managed since May 2013. Maneesh Modi is Co-Portfolio Manager of the Fund, which he has co-managed since May 2013.

4. The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of each Fund:

Janus Fund

Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed or co-managed since May 2011. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Juris Doctorate from the University of Virginia School of Law, and a Master of Business Administration degree from the University of California at Berkeley’s Haas School of Business.

Janus Triton Fund

Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital (through September 2013). He is Portfolio Manager of Janus Triton Fund, which he has managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Janus Venture Fund

Co-Portfolio Managers Jonathan D. Coleman and Maneesh Modi jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital (through September 2013). He is Co-Portfolio Manager of Janus Venture Fund, which he has co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus accounts and previously co-managed Janus Venture Fund from 1997 to 2000. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Maneesh Modi is Co-Portfolio Manager of Janus Venture Fund, which he has co-managed since May 2013. He joined Janus Capital in 2008 as an equity research analyst. Mr. Modi holds a Bachelor of Science degree in Economics from Duke University, where he graduated cum laude, and a Master of Business Administration degree from Harvard Business School.

References to Chad Meade and Brian A. Schaub as Co-Portfolio Managers of Janus Triton Fund and Janus Venture Fund are deleted. In addition, references to Jonathan D. Coleman as Co-Portfolio Manager of Janus Fund are deleted.

Please retain this Supplement with your records.